THE JENSEN PORTFOLIO

                                 ANNUAL REPORT
                                  MAY 31, 1997

THE JENSEN PORTFOLIO

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

 Of the many benefits of owning mutual funds, which include professional management, diversification and record keeping, the experience of fund ownership boils down to watching a mutual fund's price change. In today's lofty and volatile equity markets, watching price changes can induce scary and frightening feelings. When markets are falling, those sensations become more intense.

 Clearly, common stock investors participate in precisely the same environment as equity mutual fund investors. Common stock investors have, however, a number of advantages over fund holders when markets become unfathomable. These advantages include being able to actually name the companies they own, the company's products or services, its financial wherewithal and business performance--the myriad of information that goes along with direct ownership of a company. For example, the owner of stock in WD-40 has the comfort of knowing that the consumption of his company's products won't change because the stock market goes up or down. Ben Graham, the seminal security analyst, believed that earnings, dividends, and balance sheet position could satisfy the holder of an individual company even if its market quotation remained "disappointingly low." Thus, the courage to hold onto stocks during thick or thin (and indeed buy more shares when the market weather causes the fearful to bail) comes from a familiarity with companies denied to mutual fund shareholders.

 One of our missions, since the Portfolio's inception, is our desire to bring the benefits of common stock ownership to its shareholders. The Portfolio's prospectus, its financial reports, and the newsletter, Investment Brief, are all meant to provide in depth information about companies and our investment strategy. In addition, we encourage holders to communicate with us regarding any individual company owned in the Portfolio.

 Beginning with this letter, we are offering to provide the annual reports on any of the companies owned in The Jensen Portfolio to any shareholder. Delivery will usually take about two weeks. Going forward, we will be considering other ways to bring the common stock experience closer to the Portfolio's investors-- without forgoing any of the benefits already inherent in mutual funds. We believe we are the only mutual fund to make this offer.

 We chose annual reports because they have long been the primary source for business analysis. Annual reports always provide ample grist for number crunchers; more than that, annual reports reveal the direction in which management wishes to lead their business, a comprehensive business and financial review, a description of products and services, names of officers and directors, and much more.

 Our purpose in bringing the common stock experience closer is not to portend a change in market direction (which will occur the precise moment everyone finally believes it will not). Instead we wish to share our conviction that each company in the Portfolio has the prospect of being valued at much higher prices. One of our largest holdings, Abbott Laboratories, may serve as an example. Abbott has been in the Portfolio since its inception, and we hope it remains there for the duration. What might happen to its price over the next four weeks or four months is not all that important, because what we believe will happen over the next ten years is so significant. We estimate that Abbott will average earnings growth of about 13.5 percent per year over the next decade, and we believe that will be reflected in its price. We are not sure that Abbott will increase earnings at that rate each year of the decade and that may give us an opportunity to add to our position.

 In order to meet these estimates, Abbott must maintain their historic business efficiency plus report sales of $30 billion dollars over 1996's $11 billion-- certainly no small task. Abbott does have several things going for it. It has grown at a faster, much faster, rate in the past. This does not mean that the company will clone its past performance; it does indicate, however, that the company has created the infrastructure to handle rapid growth. It means this growth rate can not only be tolerated by the organization; it suggests that it is expected. The success of each individual employee in the organization lies in exceeding that rate.

 A second reason that we expect that Abbott will achieve our estimates is that the company is devoted to research and development. Our forecast is that it will have spent nearly $30 billion in the next decade on R&D expenditures while the benefits from past R&D are still accruing for the shareholders. Acres of copy have been written about the importance of brand names in investment--Nike, Coca-Cola, and 3M, to name just a few--because building brands through advertising can create value for investors for years to come. (The Jantzen Diving Girl is still a famous trademark long after its advertising was a centerpiece.) A similar, and arguably much greater, benefit accrues to investors in companies with research and development programs, because any resulting products often enjoy a number of years of price protection.

 There must, also, be a marketplace to absorb Abbott's growth. Domestically, our population is aging which directly relates to the consumption of pharmaceuticals and healthcare services. Products and services such as Abbott's are destined to be the item of last resort in keeping people out of hospitals and helping our medical system to be viable. The most exciting growth prospects, however, are in countries with less well-developed medical programs. In China alone, only 15 percent of its population enjoy healthcare provided by government insurance. That leaves 900 million people today that a have no coverage. Glaxo, the British pharmaceutical giant, estimates that China alone will grow to be a $38 billion market by 2006 and the largest consumer of medical products by 2020.

 In Abbott's case, as with every other member of the Portfolio, the most important part of the future is the role of management. Management must hire the right people, motivate them to the height of their skills, and compensate them fairly. They must conduct a relentless battle with their competitors, who are always after a piece of Abbott's pie. They must manage cash, which enters their tills in the form of hundreds of different currencies. They must assure the quality and reliability of raw materials used in their products. Abbott's owners, the shareholders, must be properly rewarded. The responsibility for the survival of the business is in the hands of management. Although we have used one company as an example, we believe that every company owned in the Portfolio can provide a 15% total return (appreciation plus dividends) over the decade ahead. Knowing each of these companies is our challenge, and we are counting on some to exceed our estimates because some will not. Our offer to provide annual reports is to share the common stock experience with you.

 The Jensen Portfolio's performance for the fiscal year ending May 31, 1997, after deducting expenses and reinvesting dividends, was +22.56% versus the S&P 500's +29.41%. A graphic presentation is on page 3.

 In closing, we wish to reiterate our conviction that equity markets do a remarkable job in valuing companies, over the long term. We consider ourselves as business analysts and our duty is to hold onto our favorite companies until the market appraises them at their full value. That is why we own companies like Abbott Laboratories and why we are comfortable riding out any storms the market will inevitably produce. If you have any questions, please call us at 1-800-221-4384.

Sincerely,

/s/ Val Jensen

Val Jensen
President, Jensen Investment Management

                              THE JENSEN PORTFOLIO
                         TOTAL RETURNS VS. THE S&P 500

  date    THE JENSEN PORTFOLIO           S&P 500 STOCK INDEX
  8/3/92               $10,000                       $10,000
  11/30/92             $10,360                       $10,283
  5/31/93               $9,428                       $10,885
  11/30/93              $9,233                       $11,321
  5/31/94               $8,991                       $11,348
  11/30/94              $9,115                       $11,440
  5/31/95              $10,325                       $13,640
  11/30/95             $11,643                       $15,671
  5/31/96              $12,818                       $17,519
  11/30/96             $14,611                       $20,037
  5/31/97              $15,709                       $22,672

FOR THE PERIOD ENDING MAY 31, 1997
                                                  ANNUALIZED
                                ONE YEAR     SINCE INCEPTION
THE JENSEN PORTFOLIO:             22.56%               9.80%
S&P500 STOCK INDEX:               29.41%              18.47%

THE S&P 500 STOCK INDEX IS AN UNMANAGED BUT COMMONLY USED MEASURE OF COMMON STOCK TOTAL RETURN PERFORMANCE. THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 8/3/92 (INCEPTION). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. PAST PERFORMANCE IS NOT PREDICATIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

REPORT of INDEPENDENT ACCOUNTANTS

TO THE DIRECTORS AND SHAREHOLDERS OF
THE JENSEN PORTFOLIO, INC.
PORTLAND, OREGON

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Jensen Portfolio, Inc. (the "Fund"), as of May 31, 1997, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period ended May 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the Fund as of May 31, 1995, were audited by other auditors whose report dated June 21, 1995, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at May 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the accompanying financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period ended May 31, 1997, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Portland, Oregon
July 7, 1997

STATEMENT OF ASSETS & LIABILITIES
MAY 31, 1997

ASSETS:
Investments, at value (cost $9,717,221)                         $14,561,972
Income receivable                                                    13,364
Deferred organizational expenses,
  net of accumulated amortization                                     2,454
Prepaid expenses                                                      1,867
                                                               ------------

                              Total Assets                       14,579,657
                                                               ------------
LIABILITIES:
Payable to investment adviser                                        11,302
Payable to directors                                                 29,858
Accrued expenses                                                     27,410
                                                               ------------

                              TOTAL LIABILITIES                      68,570
                                                               ------------

NET ASSETS                                                      $14,511,087
                                                               ============

NET ASSETS CONSIST OF:
Capital stock                                                    $9,948,307
Unrealized appreciation on
  investments                                                     4,844,751
Undistributed net investment income                                   9,098
Undistributed net realized losses                                 (291,069)
                                                               ------------

                              TOTAL NET ASSETS                  $14,511,087
                                                                ===========
NET ASSET VALUE PER SHARE, 981,993
  SHARES OUTSTANDING (100,000,000 SHARES
  AUTHORIZED, $.001 par value)                                       $14.78
                                                                     ======

See notes to financial statements.

SCHEDULE OF INVESTMENTS
MAY 31, 1997

Number of Shares                                                 Market Value
----------------                                                 ------------
            COMMON STOCK 98.80%

            BANKS 4.92%
    16,000  Wilmington Trust Corporation                             $714,000
                                                                  -----------

            BEVERAGES 8.23%
    10,000  Brown-Foreman Corporation, Class B                        511,250
    10,000  The Coca-Cola Company                                     682,500
                                                                  -----------
                                                                    1,193,750
                                                                  -----------

            CHEMICAL DIVERSIFIED 8.50%
     7,000  Minnesota Mining & Manufacturing Company                  642,250
    25,000  Pall Corporation                                          590,625
                                                                  -----------
                                                                    1,232,875
                                                                  -----------

            CHEMICAL SPECIALTY 7.71%
    18,000  Sigma-Aldrich Corporation                                 551,250
    10,000  WD-40 Company                                             567,500
                                                                  -----------
                                                                    1,118,750
                                                                  -----------

            COMPUTER SOFTWARE SERVICES 5.08%
    15,000  Automatic Data Processing, Inc.                           736,875
                                                                  -----------

            DRUGS 6.19%
    10,000  Merck & Company, Inc.                                     898,750
                                                                  -----------

            ELECTRICAL EQUIPMENT 5.41%
    13,000  General Electric Company                                  784,875
                                                                  -----------

            FOOD PROCESSING 3.66%
    13,000  Sara Lee Corporation                                      531,375
                                                                  -----------


            HOUSEHOLD PRODUCTS 5.22%
     6,000  Clorox Company                                            757,500
                                                                  -----------

            INDUSTRIAL SERVICES 10.77%
    50,000  Equifax, Inc.                                           1,562,500
                                                                  -----------

            MACHINERY 4.47%
    12,000  Nordson Corporation                                       648,000
                                                                  -----------

            MEDICAL SUPPLIES 13.93%
    18,000  Abbott Laboratories                                     1,134,000
    12,000  Medtronic, Inc.                                           888,000
                                                                  -----------
                                                                    2,022,000
                                                                  -----------

            NEWSPAPERS 4.78%
     7,500  Gannett Company, Inc.                                     693,750
                                                                  -----------

            SEMICONDUCTORS 5.22%
     5,000  Intel Corporation                                         757,500
                                                                  -----------

            SHOE INDUSTRY 4.71%
    12,000  Nike, Inc. -- Class B                                     684,000
                                                                  -----------

            Total Common Stock
            (Cost $9,491,749)                                      14,336,500
                                                                  -----------

Principal Amount                                                 Market Value
----------------                                                 ------------

            SHORT-TERM INVESTMENTS 1.55%

            VARIABLE RATE DEMAND NOTES 1.55%

    $1,080  American Family Financial Services Inc., 5.2461%           $1,080
            Johnson Controls, Inc.:
     9,700    5.355%                                                    9,700
   157,157    5.266%                                                  157,157
    57,535  Wisconsin Electric Power Company, 5.2861%                  57,535
                                                                  -----------

            Total Short-Term Investments
            (Cost $225,472)                                           225,472
                                                                  -----------

            TOTAL INVESTMENTS 100.35%
            (Cost $9,717,221)                                      14,561,972
                                                                  -----------

            LIABILITIES,
              LESS OTHER
              ASSETS (0.35%)                                         (50,885)
                                                                  -----------
            NET ASSETS 100.00%                                    $14,511,087
                                                                  ===========


                       See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 1997

INVESTMENT INCOME:
Dividends                                                            $223,399
Interest                                                               15,847
                                                                  -----------
                                                                      239,246
                                                                  -----------

EXPENSES:
Investment advisory fees                                               62,054
Shareholder servicing and accounting                                   27,056
Professional fees                                                      18,222
Directors' fees and expenses                                           17,133
Amortization of deferred
  organizational expenses                                              13,779
Administration fees                                                    15,001
Reports to shareholders                                                 9,245
Federal and state registration fees                                     1,640
Custody fees                                                            2,482
Other                                                                   1,019
                                                                  -----------
       Total expenses before
         reimbursement                                                167,631
       Less: Reimbursement from Adviser                               (4,043)
                                                                  -----------
       Net Expenses                                                   163,588
                                                                  -----------
NET INVESTMENT INCOME                                                  75,658
                                                                  -----------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investment transactions                           48,074
Change in unrealized appreciation
  on investments                                                    2,435,266
                                                                  -----------
Net gain on investments                                             2,483,340
                                                                  -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $2,558,998
                                                                  ===========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                    YEAR ENDED     YEAR ENDED
                                                   MAY 31, '97    MAY 31, '96
                                                  ------------   ------------
OPERATIONS:
  Net investment income                                $75,658       $130,788

  Net realized gain on
    investment transactions                             48,074        396,245

  Change in unrealized appreciation
    on investments                                   2,435,266      1,746,279
                                                   -----------     ----------
  Net increase in net assets
    resulting from operations                        2,558,998      2,273,312
                                                   -----------     ----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                        2,414,861      1,042,344

  Shares issued to holders in
    reinvestment of dividends                           79,511        123,607

  Shares redeemed                                  (1,699,617)    (1,885,594)
                                                   -----------     ----------
  Net increase (decrease)                              794,755      (719,643)
                                                   -----------     ----------
DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS:
  Net investment income                               (89,436)      (144,606)
  In excess of net investment
    income#<F1>                                       (10,260)       (11,663)
                                                   -----------     ----------
  Total dividends and
    distributions                                     (99,696)      (156,269)
                                                   -----------     ----------
INCREASE
  IN NET ASSETS                                      3,254,057      1,397,400
NET ASSETS:
  Beginning of year                                 11,257,030      9,859,630
                                                   -----------     ----------
  End of year (including
    undistributed net investment
    income of $9,098
    and $19,358, respectively)                     $14,511,087    $11,257,030
                                                   ===========    ===========

#<F1>On a tax basis, this is not a return of capital.

                       See notes to financial statements.


FINANCIAL HIGHLIGHTS
                                                                                                                    AUGUST 3,
                                                                                                                      1992(1)<F2>
                                             YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED           THROUGH
  Per Share Data:                           MAY 31, '97      MAY 31, '96       MAY 31, '95      MAY 31, '94       MAY 31, '93
                                            -----------      -----------      ------------     ------------      ------------
Net asset value,
  beginning of period                            $12.16            $9.94             $8.80            $9.36            $10.00

Income from investment operations:
  Net investment income                            0.10             0.15              0.14             0.13              0.09
  Net realized and unrealized
    gains (losses) on investments                  2.63             2.23              1.15           (0.56)            (0.66)
                                               --------         --------          --------         --------          --------
  Total from investment operations                 2.73             2.38              1.29           (0.43)            (0.57)
                                               --------         --------          --------         --------          --------

Less distributions:
  Dividends from net investment
    income                                       (0.10)           (0.15)            (0.15)           (0.13)            (0.07)
  Distribution in excess of net
    investment income                            (0.01)           (0.01)                --               --                --
                                               --------         --------          --------         --------          --------
                                                 (0.11)           (0.16)            (0.15)           (0.13)            (0.07)
                                               --------         --------          --------         --------          --------

Net asset value,
  end of period                                  $14.78           $12.16             $9.94            $8.80             $9.36
                                               ========         ========          ========         ========           =======


Total return(2)<F3>                              22.56%           24.14%            14.84%          (4.64)%           (5.72)%

Supplemental data and ratios:
  Net assets, end of period                 $14,511,087      $11,257,030        $9,859,630       $8,808,717        $9,470,139

  Ratio of expenses to average
    net assets(3)<F4>                             1.32%            1.20%             1.20%            1.13%             0.89%

  Ratio of net investment income to
    average net assets(3)<F4>                     0.61%            1.23%             1.48%            1.36%             1.54%

  Portfolio turnover rate                        24.50%           47.93%            11.27%            5.26%             4.01%

  Average commission rate paid                  $0.0196          $0.0198

(1)<F2>Commencement of operations.
(2)<F3>Not annualized for the period August 3, 1992 through May 31, 1993.
(3)<F4>Annualized for the period August 3, 1992 through May 31, 1993. Without expense waivers or voluntary reimbursements of $4,043 for the year ended May
 31, 1997, $30,602 for the year ended May 31, 1996, $50,889 for the year ended
 May 31, 1995, $54,481 for the year ended May 31, 1994, and $61,182 for the period August 3, 1992 through May 31, 1993, the ratio of expenses to average net assets would have been 1.35%, 1.49%, 1.75%, 1.72% and 1.97%, respectively, and the ratio of net income to average net assets would have been 0.58%, 0.94%, 0.93%, 0.77% and 0.25%, respectively.

                       See notes to financial statements.


NOTES TO THE FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT
     ACCOUNTING POLICIES

The Jensen Portfolio, Inc. (the "Fund") was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940. The principal investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on June 29, 1992 ("initial shares"). The Fund commenced operations on August 3, 1992.

Jensen Investment Management, Inc. (the "Investment Adviser") has advanced the Fund $56,604 to cover costs in connection with the organization, initial registration and public offering of shares. The Fund will reimburse these costs under a five-year amortization schedule until the Fund has net assets of $50 million or more, at which time the Fund will reimburse the Investment Adviser for all remaining organizational costs. The total organizational costs of $57,854 (which includes both costs advanced by the Investment Adviser and costs paid directly by the Fund) are being amortized over the period of benefit, but not to exceed 60 months from the Fund's commencement of operations. If any of the initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata share (calculated as the number of original shares being redeemed divided by the number of original shares outstanding immediately prior to such redemption) of the unamortized costs as of the date of redemption.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, then at the average of the last available bid and ask prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the last sale price on the day the securities are valued, or if there has been no sale on that day, then at the average of the current bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund's Board of Directors. Variable rate demand notes are valued at cost which approximates market value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The Fund's primary financial reporting and tax difference relates to the differing treatment for the amortization of deferred organization expenses. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded no later than the first business day after the trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

2.   CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                   YEAR ENDED               YEAR ENDED
                                  MAY 31, '97              MAY 31, '96
                                 ------------             ------------
Shares sold                           178,249                   95,656
Shares issued to holders in
  reinvestment of dividends             6,168                   11,268
Shares redeemed                     (128,324)                (173,423)
                                    ---------                ---------
Net increase (decrease)                56,093                 (66,499)
                                    =========                =========

3.   INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 1997, were $3,910,260 and $2,972,544, respectively.

At May 31, 1997, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation............         $4,946,799

(Depreciation)..........          (102,048)
                                 ----------
Net appreciation on
  investments...........         $4,844,751
                                 ==========

At May 31, 1997, the cost of investments for federal income tax purposes was $9,717,221.

At May 31, 1997, the Fund had accumulated net realized capital loss carryovers of $72,477 and $218,592 expiring in 2002 and 2003, respectively. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4. INVESTMENT ADVISORY AND OTHER
   AGREEMENTS

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

5.   EXPENSE GUARANTEE

In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, management fees, legal, audit, custodial, printing and other regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the applicable limit specified below (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess:

          Average Daily Net                              Annual
          Assets for the Year                        Expense Limit
          -------------------                        -------------
          $100,000 -  $10,000,000                        2.00%
          $10,000,001 - $15,000,000                      1.75%
          $15,000,001 - $25,000,000                      1.50%
          $25,000,001 - $50,000,000                      1.25%
          $50,000,001 - $100,000,000                     1.00%
          $100,000,001 and above                         0.75%

In addition, the Investment Adviser has voluntarily agreed to reimburse the Fund for its expenses or waive management fees during fiscal 1997 in order to keep regular operating expenses at no more than 1.20% through October 31, 1996 and 1.40% from November 1 through May 31, 1997. Any reduction in management fees or reimbursement of expenses by the Investment Adviser required pursuant to the above expense guarantee will be computed and accrued daily, paid monthly and adjusted annually on the basis of the Fund's average daily net assets for the year. The Investment Adviser waived $4,043 of management fees for the year ended May 31, 1997.

6.   DISTRIBUTIONS

On June 30, 1997 an ordinary income dividend of $0.01419898 per share aggregating $13,985 was declared. The distribution was paid on June 30, 1997 to shareholders of record on June 27, 1997.

END OF NOTES TO THE FINANCIAL STATEMENTS

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